A330-300 AIRCRAFT

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S

(the “Seller”)

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

(the “Buyer”)

AND

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

(the “Consenting Party”)

Buyer's reference: 11SIES2015FR

Seller's reference: CT1102624

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CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS

1	QUANTITY	7

2	AIRCRAFT DEFINITION	7

3	BASE PRICES	8

4	DELIVERY SCHEDULE	9

5	PAYMENTS	10

6	LIQUIDATED DAMAGES	10

7	WARRANTIES AND SERVICE LIFE POLICY	10

8	TECHNICAL DATA	11

9	SELLER REPRESENTATIVE SERVICES	12

10	NEGOTIATED AGREEMENT	12

11	APPLICABILITY	12

12	CONFIDENTIALITY	13

13	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	13

14	LAW AND JURIDICTION	13

15	COUNTERPARTS	14

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CONTENTS

Appendices

A	A330-300 STANDARD SPECIFICATION

B	AIRFRAME PRICE REVISION FORMULA

C1	GENERAL ELECTRIC PRICE REVISION FORMULA

C2	PRATT AND WHITNEY PRICE REVISION FORMULA

C3	ROLLS ROYCE PRICE REVISION FORMULA

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PURCHASE AGREEMENT

This A330 family aircraft purchase agreement (the “Agreement”) is made as of _____________________, 2012

Among:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814, (the “Seller”),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at Bai Yun Airport, Guangzhou 510405, People's Republic of China, (the “Buyer”),

and

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD., formerly known as CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (the "Consenting Party").

The Seller and the Buyer and the Consenting Party are referred to together as the “Parties” and each a “Party”.

WHEREAS

A.	The Seller and the Buyer, with the consent of the Consenting Party, have signed an aircraft general terms agreement reference CT0803291 dated February 2nd, 2010 (the “AGTA“) which constitutes an integral part of this Agreement.

B.	Subject to the terms and conditions of this Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA.

A330-300 Airframe	means the A330-300 Aircraft excluding the A330-300 Propulsion Systems.

A330-300 Aircraft	means an Airbus A330-300 model aircraft including the A330-300 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A330-300 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A330-300 Specification	means either (a) the A330-300 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A330-300 Standard Specification as amended by all applicable SCNs and MSCNs.

A330-300 Standard
Specification	means the A330-300 standard specification document number ***, a copy of which has been annexed hereto as Appendix A, with the following design weights:

MTOW:	***
MLW:	***
MZFW:	***

Airframe Base Price	means the A330-300 Airframe Base Price set forth in Clause 3.1

Aircraft	means any or all of the A330-300 Aircraft.

Base Delivery
Condition Year	***

Base Price	means the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price.
Daily Liquidated
Damages Amount	as specified in Clause 6.

PEP Revision Service
Period	as specified in Clause 8.2.
Propulsion Systems

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Base Price	as specified in Clause 3.2

Propulsion Systems
Manufacturer	means the manufacturer of the selected Propulsion Systems

Propulsion Systems
Reference Price	as specified in Clause 3.2

Revision Service
Period	as specified in Clause 8.1.

USD or US Dollar	means United States Dollar

0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement

0.4	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Schedules, Appendices, and Exhibits are to be construed as references to the Clauses, Schedules, Appendices, and Exhibits to this Agreement and references to this Agreement include its Clauses, Schedules, Exhibits and Appendices.

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

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1	QUANTITY

The Seller shall sell and deliver and the Buyer shall buy and take delivery of ten (10) A330-300 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

The A330-300 Aircraft shall be manufactured in accordance with the A330-300 Specification.

2.2	Propulsion Systems

2.2.1	The A330-300 Airframe shall be equipped with a set of two (2):

(i)	General Electric CF6-80E1A4 engines, or

(ii)	Pratt & Whitney 4170 engines, or

(iii)	Rolls Royce Trent 772B engines

(each, upon selection by the Buyer, being referred to as the “Propulsion Systems”).

2.2.2	The Buyer shall notify the Seller in writing of its selection of Propulsion Systems type for the Aircraft by no later than *** months prior to the Scheduled Delivery Month of the first Aircraft based on the Aircraft delivery schedule set forth in Clause 4 herein. Such selection shall be incorporated in the applicable Aircraft Specification by signature of a Specification Change Notice. If the Buyer does not select its Propulsion Systems type as agreed herein, in addition to its other rights and remedies, the Seller will have the right to defer the Scheduled Delivery Months of any or all of the Aircraft.

***

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3	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

The A330-300 Airframe Base Price is the sum of:

(i)	the base price of the standard A330-300 Airframe as defined in the A330-300 Standard Specification excluding Buyer Furnished Equipment, which is:

*** and

(ii)	the budgetary sum of the base prices of the A330-300 Specification Change Notices (SCNs) , which is:

***

The Airframe Base Price is expressed in United States Dollars (USD) at *** delivery conditions. It is subject to adjustment up to the Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set out in Appendix B.

3.2	Propulsion Systems Base Price

3.2.1	General Electric

The Base Price of a set of two (2) General Electric CF6-80E1A4 Propulsion Systems, including nacelles and thrust reversers, is:

***

This Base Price has been established in accordance with the delivery conditions prevailing in *** and has been calculated from the Propulsion Systems Reference Price as defined in Appendix C1.

3.2.2	Pratt and Whitney

The Base Price of a set of two (2) PRATT & WHITNEY PW4170 Propulsion Systems, including nacelles and thrust reversers, is:

***

This Base Price has been established in accordance with the delivery conditions prevailing in *** and has been calculated from the Propulsion Systems Reference Price as defined in Appendix C2.

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3.2.3	Rolls-Royce

The Base Price of a set of two (2) Rolls-Royce Trent 772B Propulsion Systems, including nacelles and thrust reversers, is:

***

This Base Price has been established in accordance with the delivery conditions prevailing in *** and has been calculated from the Propulsion Systems Reference Price as defined in Appendix C3.

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the General Electric International Propulsion Systems Base Price until the Buyer notifies the Seller of its Propulsion Systems selection. After such notification, the Base Price of the Aircraft shall be the sum of the Airframe Base Price and the selected Propulsion Systems Base Price.

4	DELIVERY SCHEDULE

4.1	Subject to Clauses 2, 7, 8, 10 and 18 of the AGTA, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

Aircraft N°1	***

Aircraft N°2	***
Aircraft N°3	***
Aircraft N°4	***

Aircraft N°5	***
Aircraft N°6	***
Aircraft N°7	***

Aircraft N°8	***
Aircraft N°9	***
Aircraft N°10	***

Each such month shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

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5	PAYMENTS

5.1	With respect to Clause 5.3.1 of the AGTA, the Predelivery Payment Reference Price is determined by the following formula:

***

5.2	With respect to Clause 5.3.2 of the AGTA, the Predelivery Payments shall be made in accordance with the following schedule:

***

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of this Agreement, such Predelivery Payment(s) shall be made upon signature of this Agreement.

***

5.3	With respect to Clause 5.3.5 of the AGTA, the Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement:

***

6	LIQUIDATED DAMAGES

In the event of a Non-Excusable Delay as defined in Clause 11 of the AGTA, ***

The amount of such liquidated damages shall *** in respect of any one Aircraft.

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to this Clause shall be considered to be liquidated damages and have been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause and in Clause 11 of the AGTA.

7	WARRANTIES AND SERVICE LIFE POLICY

7.1	With respect to Clause 12.1.3 of the AGTA, the Warranty Period shall be ***.

7.2	With respect to Clause 12.2.2 of the AGTA, if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed *** then the Seller shall comply with the undertakings defined in such Clause 12.2.2.

7.3	With respect to Clause 12.2.3 of the AGTA, ***

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7.4	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF ITS SUPPLIERS AND SUBCONTRACTORS.

8	TECHNICAL DATA

8.1	Pursuant to Clause 14 of the AGTA, Technical Data shall be supplied in accordance with Exhibit G of the AGTA *** (the “Revision Service Period”).

8.2	Pursuant to Clause 14.13.3 of the AGTA, the license to use the Performance Engineer Program (the “PEP”) and the revision service shall be provided *** (the “PEP Revision Service Period”).

8.3	With respect to Clause 14.7 of the AGTA, upon request by the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities.

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If such training is conducted at the Buyer’s facilities, the Seller will bear the costs for all travel and living expenses of the representatives of the Seller conducting such training.

9	SELLER REPRESENTATIVE SERVICES

Pursuant to Clause 15 of the AGTA, the Seller Representative allocation provided to the Buyer is defined hereunder.

9.1	The Seller shall provide to the Buyer a total of *** of Seller Representative Services per Aircraft at the Buyer's main base or at other locations to be mutually agreed.

9.2	For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service assistance, sustaining support services and spares representatives.

9.3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed *** Seller Representatives.

10	NEGOTIATED AGREEMENT

The Buyer and the Seller specifically recognize that this Agreement incorporating the terms of the AGTA is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the Buyer and the Seller, and that the Specification and price of the Aircraft specified in this Agreement and the other mutual agreements of the Buyer and the Seller set forth herein and in the AGTA were agreed upon after careful consideration by the Buyer using its judgment as a professional operator and by the Seller using its judgment as an aircraft manufacturer and arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

11	APPLICABILITY

This Agreement incorporates the terms and conditions of the AGTA.

This Agreement and the AGTA contain the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersede all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only by mutual agreement in writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

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If there is any inconsistency between the AGTA and this Agreement, the latter shall prevail to the extent of such inconsistency.

12	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Agreement.

13	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The Parties do not intend that any term of the AGTA and of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the AGTA and the Agreement.

The Parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under the AGTA or the Agreement without the consent of any person who is not a party to the AGTA and the Agreement.

14	LAW AND JURISDICTION

14.1	This Agreement and the AGTA shall be governed by and construed in accordance with the laws of England.

14.2	Any dispute, controversy or claim arising out of or in connection with this Agreement and/or the AGTA, including any question regarding their existence, validity or termination ("Dispute") shall be referred to and finally resolved in accordance with the following procedure.

The Parties shall first attempt in good faith to resolve the Dispute by negotiation, in which case, one party shall give notice to the other of the Dispute ("Notice of Dispute"). Such Notice of Dispute shall include a summary of the subject of the Dispute and the arguments upon which that party relies.

Any Dispute not resolved by negotiation within thirty (30) calendar days following receipt of the Notice of Dispute by the other party shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce ("ICC") (the "Rules"), which Rules are deemed to be incorporated by reference into this Agreement and the AGTA.

Arbitration shall be in the English language and be administered by the International Court of Arbitration of the ICC pursuant to the Rules. The number of arbitrators shall be three (3). The place of arbitration shall be London, United Kingdom. The decision of the arbitral tribunal shall be final and binding on the Parties.

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15	COUNTERPARTS

This Agreement has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

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IN WITNESS WHEREOF, this Agreement was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John Leahy

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

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APPENDIX A

A330-300 STANDARD SPECIFICATION

The A330-300 Standard Specification is contained in a separate folder.

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APPENDIX B

AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Airframe Base Price has been established in accordance with ***

3	INDEXES

Labor Index: ***

Material Index: ***

4	REVISION FORMULA

***

5	GENERAL PROVISIONS

***

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APPENDIX C1

PROPULSION SYSTEMS PRICE REVISION FORMULA
GENERAL ELECTRIC

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price of a set of two (2) GENERAL ELECTRIC CF6-80E1A4 Propulsion Systems is:

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Appendix C1.

2	REFERENCE PERIOD

The above Reference Price has been established in accordance with *** as defined by GENERAL ELECTRIC by ***

3	INDEXES

Labor Index: ***

Material Index : ***

4	REVISION FORMULA

***

5	GENERAL PROVISIONS

***

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APPENDIX C2

PROPULSION SYSTEMS PRICE REVISION FORMULA
PRATT AND WHITNEY

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price for a set of two (2) PRATT & WHITNEY PW4170 Propulsion Systems is:

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Clauses 4 and 5 of this Appendix C2.

2	REFERENCE PERIOD

The above Reference Price has been established in accordance with ***, as defined according to PRATT & WHITNEY by ***.

3	INDEXES

Labor Index: ***

Material Index: ***

4	REVISION FORMULA

***

5	GENERAL PROVISIONS

***

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APPENDIX C3

PROPULSION SYSTEMS PRICE REVISION FORMULA

ROLLS ROYCE

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price of a set of two (2) ROLLS ROYCE RB 211 TRENT 772B Propulsion Systems is:

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Appendix C3.

2	REFERENCE PERIOD

The above Reference Price has been established in accordance with ***, as defined according to ROLLS ROYCE, by ***.

3	INDEXES

Labor Index: ***

Material Index: ***

Energy Index: ***

4	REVISION FORMULA

***

5	GENERAL PROVISIONS

***

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LETTER AGREEMENTS AND SIDE LETTERS

TO THE

A330-300 AIRCRAFT PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

AND

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

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CONTENTS

LETTER
AGREEMENT

N°1	***

N°2	***

N°3	***

N°4	***

N°5	PERFORMANCE GUARANTEES

N°6	MISCELLANEOUS MATTERS

N°7	CUSTOMER SUPPORT MATTERS

N°8	***

N°9	***

SIDE
LETTER

N°1	***

N°2	***

N°3	***

N°4	***

N°5	***

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LETTER AGREEMENT N° 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 1

***

8.	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

9.	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

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LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer – Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

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LETTER AGREEMENT N° 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 2

***

2.	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

3.	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA2	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer – Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA2	Page 3/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA3	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 3

***

2.	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

3.	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA3	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA3	Page 3/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 4

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA4	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 4

***

6	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

7	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA4	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA4	Page 3/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 5

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : Performance guarantees

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 5

1	Performance guarantees

The guarantees applicable to the Aircraft are attached in the following appendixes hereto:

Appendix	Weight Variant (MTOW / MLW / MZFW)	Propulsion Systems
1	***	General Electric CF6-80E1A4
2	***	Pratt & Whitney 4170
3	***	Rolls Royce Trent 772B
4	***	General Electric CF6-80E1A4
5	***	Pratt & Whitney 4170
6	***	Rolls Royce Trent 772B

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624		Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 5

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 aircraft (the “Aircraft” for the purpose of this Appendix 1) as described in the Technical Specification ***, as amended by the Specification Change Notices for:

(i)	installation of GENERAL ELECTRIC CF6-80E1A4 engines; and

(ii)	***

without taking into account any further changes thereto as provided in the Purchase Agreement (the “Specification” for the purpose of this Appendix 1).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in *** conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***

shall be not less than a guaranteed value of : Average SR = ***.

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in *** conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb gradient (1.1%), with one engine inoperative and the other one operating at the maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in *** conditions at a pressure altitude of a guaranteed value of not less than: ***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 5

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This Manufacturer's Weight Empty is defined in Section 13-10.00.00 of the Specification as defined in Clause 1 above, and is subject to adjustment as defined in Clause 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.	For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.	The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 1 to LETTER AGREEMENT N° 5

5.3.	Compliance with those parts of the guarantees defined in Clause 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a weight compliance report.

5.5.	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-300 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.	If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change” is made subsequent to the date of the Purchase Agreement and such Rule Change affects the Aircraft configuration and/or performance required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2.	The Guarantees apply to the Aircraft as described in Clause 1 and may be adjusted in the event of :

(i)	any further configuration change which is the subject of a SCN

(ii)	any variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624	APPENDIX 1 - GE	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 5

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 aircraft (the “Aircraft” for the purpose of this Appendix 2) as described in the Technical Specification ***, as amended by the Specification Change Notices for:

(i)	installation of PRATT & WHITNEY PW 4170 engines; and

(ii)	***

without taking into account any further changes thereto as provided in the Purchase Agreement (the “Specification” for the purpose of this Appendix 2).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in *** conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***

shall be not less than a guaranteed value of : Average SR = ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude *** conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb gradient (1.1%), with one engine inoperative and the other one operating at the maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in *** conditions at a pressure altitude of a guaranteed value of not less than: ***.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624	APPENDIX 2 – PW	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 5

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This Manufacturer's Weight Empty is defined in Section 13-10.00.00 of the Specification as defined in Clause 1 above, and is subject to adjustment as defined in Clause 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.	For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.	The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624	APPENDIX 2 – PW	Private & Confidential

APPENDIX 2 to LETTER AGREEMENT N° 5

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.	Compliance with those parts of the guarantees defined in Clause 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a weight compliance report.

5.5.	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-300 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.	If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change” is made subsequent to the date of the Purchase Agreement and such Rule Change affects the Aircraft configuration and/or performance required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2.	The Guarantees apply to the Aircraft as described in Clause 1 and may be adjusted in the event of :

(i)	any further configuration change which is the subject of a SCN

(ii)	any variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624	APPENDIX 2 – PW	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 5

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 aircraft (the “Aircraft” for the purpose of this Appendix 3) as described in the Technical Specification ***, as amended by the Specification Change Notices for:

(i)	installation of ROLLS ROYCE TRENT 772B engines

(ii)	***

without taking into account any further changes thereto as provided in the Purchase Agreement (the “Specification” for the purpose of this Appendix 3).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in *** conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***

shall be not less than a guaranteed value of : Average SR = ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in *** conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb gradient (1.1%), with one engine inoperative and the other one operating at the maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in *** conditions at a pressure altitude of a guaranteed value of not less than: ***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 5

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This Manufacturer's Weight Empty is defined in Section 13-10.00.00 of the Specification as defined in Clause 1 above, and is subject to adjustment as defined in Clause 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.	For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.	The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 3 to LETTER AGREEMENT N° 5

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.	Compliance with those parts of the guarantees defined in Clause 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a weight compliance report.

5.5.	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-300 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.	If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change” is made subsequent to the date of the Purchase Agreement and such Rule Change affects the Aircraft configuration and/or performance required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2.	The Guarantees apply to the Aircraft as described in Clause 1 and may be adjusted in the event of :

(i)	any further configuration change which is the subject of a SCN

(ii)	any variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624	APPENDIX 3 - RR	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 5

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 aircraft (the “Aircraft” for the purpose of this Appendix 4) as described in the Technical Specification ***, as amended by the Specification Change Notices for:

(i)	installation of GENERAL ELECTRIC CF6-80E1A4 engines; and

(ii)	***

without taking into account any further changes thereto as provided in the Purchase Agreement (the “Specification” for the purpose of this Appendix 4).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in *** conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***

shall be not less than a guaranteed value of : Average SR = ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in *** conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb gradient (1.1%), with one engine inoperative and the other one operating at the maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in *** conditions at a pressure altitude of a guaranteed value of not less than: ***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 5

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This Manufacturer's Weight Empty is defined in Section 13-10.00.00 of the Specification as defined in Clause 1 above, and is subject to adjustment as defined in Clause 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.	For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.	The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT N° 5

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.	Compliance with those parts of the guarantees defined in Clause 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a weight compliance report.

5.5.	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-300 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.	If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change” is made subsequent to the date of the Purchase Agreement and such Rule Change affects the Aircraft configuration and/or performance required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2.	The Guarantees apply to the Aircraft as described in Clause 1 and may be adjusted in the event of :

(i)	any further configuration change which is the subject of a SCN

(ii)	any variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624	APPENDIX 4 - GE	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 5

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 aircraft (the “Aircraft” for the purpose of this Appendix 5) as described in the Technical Specification ***, as amended by the Specification Change Notices for:

(i)	installation of PRATT & WHITNEY PW 4170 engines; and

(ii)	***

without taking into account any further changes thereto as provided in the Purchase Agreement (the “Specification” for the purpose of this Appendix 5).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in *** conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***

shall be not less than a guaranteed value of : Average SR = ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in *** conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb gradient (1.1%), with one engine inoperative and the other one operating at the maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in *** conditions at a pressure altitude of a guaranteed value of not less than: ***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 5

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This Manufacturer's Weight Empty is defined in Section 13-10.00.00 of the Specification as defined in Clause 1 above, and is subject to adjustment as defined in Clause 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.	For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.	The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT N° 5

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.	Compliance with those parts of the guarantees defined in Clause 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a weight compliance report.

5.5.	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-300 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.	If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change” is made subsequent to the date of the Purchase Agreement and such Rule Change affects the Aircraft configuration and/or performance required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2.	The Guarantees apply to the Aircraft as described in Clause 1 and may be adjusted in the event of :

(i)	any further configuration change which is the subject of a SCN

(ii)	any variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624	APPENDIX 5 - PW	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 5

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 aircraft (the “Aircraft” for the purpose of this Appendix 6) as described in the Technical Specification ***, as amended by the Specification Change Notices for:

(i)	installation of ROLLS ROYCE TRENT 772B engines

(ii)	***

without taking into account any further changes thereto as provided in the Purchase Agreement (the “Specification” for the purpose of this Appendix 6).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in *** conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***

shall be not less than a guaranteed value of : Average SR = ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in *** conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb gradient (1.1%), with one engine inoperative and the other one operating at the maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in *** conditions at a pressure altitude of a guaranteed value of not less than: ***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 1/3
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 5

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This Manufacturer's Weight Empty is defined in Section 13-10.00.00 of the Specification as defined in Clause 1 above, and is subject to adjustment as defined in Clause 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.	For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.	The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 2/3
CT1102624	APPENDIX 6 - RR	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT N° 5

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.	Compliance with those parts of the guarantees defined in Clause 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a weight compliance report.

5.5.	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-300 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.	If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change” is made subsequent to the date of the Purchase Agreement and such Rule Change affects the Aircraft configuration and/or performance required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2.	The Guarantees apply to the Aircraft as described in Clause 1 and may be adjusted in the event of :

(i)	any further configuration change which is the subject of a SCN

(ii)	any variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA5	Page 3/3
CT1102624	APPENDIX 6 - RR	Private & Confidential

LETTER AGREEMENT N°6

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : Miscellaneous Matters

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA6	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°6

1	Clause 5 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 5.3.4 of the AGTA in its entirety and replace it with the following provision between the words QUOTE and UNQUOTE:

QUOTE

5.3.4	***

UNQUOTE

2	Clause 7 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add a new Clause 7.4.3 to the AGTA as set forth below between the words QUOTE and UNQUOTE:

QUOTE

7.4.3	***

UNQUOTE

3	Clause 18 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 18.3.2 of the AGTA in its entirety and replace it with the following provision between the words QUOTE and UNQUOTE:

QUOTE

18.3.2	***

UNQUOTE

4	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

5	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA6	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA6	Page 3/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°7

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : Customer Support Matters

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement dated as of even date herewith (the "Purchase Agreement") which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA7	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°7

1	Clause 14 of the AGTA

1.1	With respect only to the Aircraft purchased under the Purchase Agreement, Clause 14.4.3.1 of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

14.4.3.1	***

UNQUOTE

1.2	With respect only to the Aircraft purchased under the Purchase Agreement, Clause 14.6 of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

14.6	***

QUOTE

1.3	With respect only to the Aircraft purchased under the Purchase Agreement, the following quoted text shall be added at the end of Clause 14.9.3 of the AGTA:

QUOTE

***

UNQUOTE

2	Exhibit H of the AGTA

2.1	With respect only to the Aircraft purchased under the Purchase Agreement, the following clauses shall be added to Exhibit H of the AGTA:

QUOTE

3.1.4	***
3.1.4.1	***
3.1.4.2	***

UNQUOTE

2.2	With respect only to the Aircraft purchased under the Purchase Agreement, the following clause 4.2.2 shall be added to Exhibit H of the AGTA:

QUOTE

4.2.2	***

UNQUOTE

3	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

4	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA7	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA7	Page 3/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°8

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA8	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°8

***

4	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

5	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA8	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA8	Page 3/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°9

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA9	Page 1/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°9

***

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Letter Agreement.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA9	Page 2/3
CT1102624		Private & Confidential

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	LA9	Page 3/3
CT1102624		Private & Confidential

SIDE LETTER N° 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED

& CHINA SOUTHERN AIRLINES GROUP IMPORT

AND EXPORT TRADING CORP., LTD.

Bai Yun Airport

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL1	Page 1/3
CT1102624		Private & Confidential

SIDE LETTER N° 1

***

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Side Letter.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Side Letter.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL1	Page 2/3
CT1102624		Private & Confidential

SIDE LETTER N° 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL1	Page 3/3
CT1102624		Private & Confidential

SIDE LETTER N° 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED

& CHINA SOUTHERN AIRLINES GROUP IMPORT

AND EXPORT TRADING CORP., LTD.

Bai Yun Airport

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL2	Page 1/3
CT1102624		Private & Confidential

SIDE LETTER N° 2

***

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Side Letter.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Side Letter.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL2	Page 2/3
CT1102624		Private & Confidential

SIDE LETTER N° 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL2	Page 3/3
CT1102624		Private & Confidential

SIDE LETTER N° 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED

& CHINA SOUTHERN AIRLINES GROUP IMPORT

AND EXPORT TRADING CORP., LTD.

Bai Yun Airport

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL3	Page 1/3
CT1102624		Private & Confidential

SIDE LETTER N° 3

***

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Side Letter.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Side Letter.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL3	Page 2/3
CT1102624		Private & Confidential

SIDE LETTER N° 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer – Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL3	Page 3/3
CT1102624		Private & Confidential

SIDE LETTER N° 4

CHINA SOUTHERN AIRLINES COMPANY LIMITED

& CHINA SOUTHERN AIRLINES GROUP IMPORT

AND EXPORT TRADING CORP., LTD.

Bai Yun Airport

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330 Family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL4	Page 1/3
CT1102624		Private & Confidential

SIDE LETTER N° 4

***

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Side Letter.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Side Letter.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL4	Page 2/3
CT1102624		Private & Confidential

SIDE LETTER N° 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL4	Page 3/3
CT1102624		Private & Confidential

SIDE LETTER N° 5

CHINA SOUTHERN AIRLINES COMPANY LIMITED

& CHINA SOUTHERN AIRLINES GROUP IMPORT

AND EXPORT TRADING CORP., LTD.

Bai Yun Airport

Guangzhou 510405

People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A330-300 aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL5	Page 1/3
CT1102624		Private & Confidential

SIDE LETTER N° 5

***

2	Assignment

The terms and conditions of Clause 21.1 of the AGTA shall apply mutatis mutandis to this Side Letter.

3	Confidentiality

The terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Side Letter.

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL5	Page 2/3
CT1102624		Private & Confidential

SIDE LETTER N° 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	John LEAHY

Title: ______________________	Chief Operating Officer - Customers

Signature: ___________________	Signature: _____________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

Signature: __________________

___________________________, 2012

***	This information is subject to confidential treatment and has been omitted and filled separately with the Commission

PA A330 CSN 2011	SL5	Page 3/3
CT1102624		Private & Confidential